SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 30, 1997


RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as company under a Pooling and Servicing Agreement dated as of October 1, 1997 providing for, inter alia, the issuance of Home Equity Loan Pass-Through Certificates, Series 1997-HS5)

                   Residential Funding Mortgage Securities II
             (Exact name of registrant as specified in its charter)

         DELAWARE                     333-28025           41-1808858
(State or Other Jurisdiction        (Commission        (I.R.S. Employer
of Incorporation)                     File Number)        Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota    55437
 (Address of Principal     (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000



[TPW: NY01:630106.1] 16069-00382  01/05/98 04:07PM

Item 5.  Other Events.

                  On October 30, 1997, the Registrant caused the issuance and sale of $229,626,000.00 initial principal amount of Home Equity Loan Pass-Through Certificates, Series 1997-HS5, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-L1, Class
         A-L2, Class IO, Class M-1, Class M-2, Class B-1, Class R-I and Class R-II (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of October 1, 1997, among the Registrant, Residential Funding Corporation, as Master Servicer, and The First National Bank of Chicago, as Trustee. On January 7, 1998, the Registrant, the Master Servicer and the Trustee executed Amendment No. 1 to the Pooling and Servicing Agreement in order to correct an error in Section 1.01 of the Pooling and Servicing Agreement.

                  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.



[TPW: NY01:630106.1] 16069-00382  01/05/98 04:07PM

          Exhibit No.      Description

          4.1 Amendment No. 1 to Pooling and Servicing Agreement, dated as of October 1, 1997, by and among Residential Funding Mortgage Securities II, Inc. as depositor (the "Depositor"), Residential Funding Corporation as master servicer (the "Master Servicer") and The First National Bank of Chicago as trustee (the "Trustee"), which Amendment No. 1 is dated as of January 7, 1998 and is by and among the Depositor, the Master Servicer and the Trustee.


[TPW: NY01:630106.1] 16069-00382  01/05/98 04:07PM

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES II, INC.


                       By:
                                     Name:      Diane S. Wold
                                     Title:     Vice President


Dated: January 7, 1998


[TPW: NY01:630106.1] 16069-00382  01/05/98 04:07PM

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RESIDENTIAL FUNDING MORTGAGE
                                 SECURITIES II, INC.


                                 By:   /s/ Diane S. Wold
                                 Name:      Diane S. Wold
                                 Title:     Vice President


Dated: January 7, 1998


[TPW: NY01:630106.1] 16069-00382  01/05/98 04:07PM

                                Index to Exhibits



                                                        Sequentially
                                                          Numbered
Exhibit No.     Description                                     Page
 4.1           Amendment No. 1 to Pooling and Servicing  Agreement,
              dated  as  of  October   1,   1997,   by  and  among
              Residential Funding Mortgage Securities II, Inc. as depositor (the "Depositor"), Residential Funding
              Corporation   as  master   servicer   (the   "Master
              Servicer") and The First National Bank of Chicago as trustee (the "Trustee"), which Amendment No. 1 is dated as of January 7, 1998 and is by and among the Depositor, the Master Servicer and the Trustee.


[TPW: NY01:630106.1] 16069-00382  01/05/98 04:07PM

                                   EXHIBIT 4.1







[TPW: NY01:630106.1] 16069-00382  01/05/98 04:07PM

         Amendment Number 1 made as of this 7th day of January 1998, among Residential Funding Mortgage Securities II, Inc., as company (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer") and The First National Bank of Chicago, as trustee (the "Trustee").

                                                W I T N E S S E T H

         WHEREAS, the Company, the Master Servicer and the Trustee are parties to a Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 1997, relating to the issuance of Home Equity Loan Pass-Through Certificates Series 1997-HS5;

         WHEREAS, the Company, the Master Servicer and the Trustee desire to amend the terms of the Agreement pursuant to Section 11.01 of the Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and agreements herein, the Company, the Master Servicer and the Trustee agree as follows:


1. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

         2. The definition of "Cut-off Date Principal Balance" in Section 1.01 of the Agreement is hereby replaced, to read as follows:

         "With respect to each Mortgage Loan, the actual unpaid principal balance thereof as of the close of business on the Business Day prior to the Cut-off Date."

         3. Except as specifically amended, supplemented or deleted by Amendment Number 1, the Agreement is hereby ratified, confirmed and approved. The Agreement, as supplemented and amended by this Amendment Number 1, shall be construed as one and the same instrument. This Amendment Number 1 may be executed in any number of counterparts, each of which counterpart, when so executed, shall be deemed to be an original and such counterparts shall constitute one and the same instrument.

         4. This instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder and the Certificateholders in respect hereof shall be determined in accordance with such laws.

[TPW: NY01:630045.1] 16069-00420  01/05/98 11:54AM
                                                        -1-

         IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.


                           RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                               BY: /s/ Diane S. Wold
                               Name: Diane S. Wold
                               Title:   Vice President


                         RESIDENTIAL FUNDING CORPORATION


                                    BY: /s/Randal L. VanZee
                                    Name: Randal L. Van Zee
                                    Title:   Director


                       THE FIRST NATIONAL BANK OF CHICAGO


                                BY: /s/Rick Tarnas
                                Name: Rick Tarnas
                                Title:   Vice President

[TPW: NY01:630045.1] 16069-00420  01/05/98 11:54AM
                                                        -2-